Exhibit 99.1

Coty and Kim Kardashian West Announce Strategic Relationship to Expand Beauty Brands Globally

June 29, 2020 06:45AM ET

NEW YORK — Coty Inc. (NYSE: COTY) and Kim Kardashian West announced today that they have entered into a strategic transaction to further develop Kardashian West’s business globally. Together, Coty and Kardashian West will focus on entering new beauty categories and global expansion beyond her existing product lines. Kardashian West and her team will lead all creative efforts in terms of product and communications initiatives, building on her remarkable global reach capabilities through social media.

The transaction is another step in Coty’s renewed emphasis on its beauty business and ongoing transformation into a more agile, focused company. Kardashian West is one of the world’s most recognized personalities with 300 million followers across her personal and brand social media channels, as well as being an influential voice among beauty consumers globally. In January, Coty acquired a 51% stake in Kardashian West’s half-sister Kylie Jenner’s brands.

Under the terms of the agreement, Coty will acquire a 20% ownership interest in Kardashian West’s beauty business for $200M. Coty will have overall responsibility for the portfolio’s development in skincare, haircare, personal care and nail products, leveraging its deep understanding of the industry and its commercial and go-to-market expertise. Through the relationship each party will leverage its unique strengths to further build a high growth, direct-to-consumer beauty brand.

Peter Harf, Coty Chairman and Chief Executive Officer, added, “Kim is a true modern day global icon. She is a visionary, an entrepreneur, a mother, a philanthropist, and through social media has an unparalleled ability to connect with people around the world. This influence, combined with Coty’s leadership and deep expertise in prestige beauty will allow us to achieve the full potential of her brands.”

Kim Kardashian West commented: “Partnering with an established organization like Coty will be instrumental in the advancement of my brands as their global reach allows for faster expansion so people around the world are able to experience new launches first hand. This relationship will allow me to focus on the creative elements that I’m so passionate about while benefiting from the incredible resources of Coty, and launching my products around the world.”

The acquisition is expected to close in the third quarter of FY21. All the business’s products will be sold through leading luxury beauty retailers as well as owned digital channels.

Tiger Chark served as an advisor to Coty on the transaction.

About Coty Inc.

Coty is one of the world’s largest beauty companies with an iconic portfolio of brands across fragrance, color cosmetics, hair color and styling, and skin and body care. Coty is the global leader in fragrance, a strong number two in professional hair color & styling, and number three in color cosmetics. Coty’s products are sold in over 150 countries around the world. Coty and its brands are committed to a range of social causes as well as seeking to minimize its impact on the environment.

For additional information about Coty Inc., please visit www.coty.com.

About Kim Kardashian West

Kim Kardashian West is one of the world’s most-influential people on social media with a combined following of 300 million users and counting. An entrepreneur, beauty mogul, producer and author, she first burst onto the scene in 2007 after the premiere of her hit E! Entertainment reality series “Keeping Up with the Kardashians” where Kardashian West also holds an executive producer credit. Now filming its nineteenth season, the show has been recognized as the highest rated show on the E! Network.

Through her work with industry makeup artists, Kardashian West developed a love and understanding for makeup artistry, and launched her eponymous cosmetics line, KKW Beauty in June of 2017. Since inception, KKW Beauty has introduced collections revolutionizing the direct to consumer model by selling out multiple launches. In November of the same year, Kardashian West launched KKW Fragrance and continues to produce sell out collections. In October 2019, KKW Beauty entered Ulta Beauty as the exclusive retailer in the US.

Last year, Kardashian West launched her highly anticipated solutionwear collection, SKIMS, as new approach to shape enhancing undergarments which sold out in the first few minutes of launch.

Kardashian West has been passionate about the fight for criminal justice reform and has been studying for a law degree through the apprenticeship program in the state of California. She is expected to take the bar in 2022. She is also supporter of numerous charitable organizations including the Children’s Hospital Los Angeles, the Dream Foundation, disaster relief efforts including the recent Covid-19 pandemic and donating to organizations focused on making change and fighting radical injustice.

Forward Looking Statements

Certain statements in this release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect the current views of Coty Inc. (the “Company”) with respect to, among other things, the impact of COVID-19, the Company’s turnaround plan announced on July 1, 2019 (including the cost reduction program announced on May 11, 2020, the “Turnaround Plan”), strategic planning, targets, segment reporting and outlook for future reporting periods (including the extent and timing of revenue, expense and profit trends and changes in operating cash flows and cash flows from operating activities and investing activities), the strategic review of its Professional Beauty business, associated consumer hair and nail brands and Brazilian operations and any transaction related thereto, including the strategic partnership with KKR (the “Strategic Review”), including timing of such Strategic Review and any transaction and the use of proceeds from any such transaction, the issuance of preferred shares to KKR, its future operations and strategy, ongoing and future cost efficiency and restructuring initiatives and programs, strategic transactions (including their expected timing and impact), investments, licenses and portfolio changes, synergies, savings, performance, cost, timing and integration of acquisitions (including the strategic partnerships with Kylie Jenner and Kim Kardashian West), future cash flows, liquidity and borrowing capacity, the availability of local government funding or reimbursement programs in connection with COVID-19 (including expected timing and amounts), timing and size of cash outflows and debt deleveraging, the timing and terms of equity financing transactions, the performance of launches or relaunches, the timing and impact of current or future destocking or shelf spaces losses, impact and timing of supply chain disruptions and the resolution thereof, timing and extent of any future impairments, and synergies, savings, impact, cost, timing and implementation of the Company’s Turnaround Plan, including operational and organizational structure changes, segment reporting changes, operational execution and simplification initiatives, the move of the Company’s headquarters and the priorities of senior management. These forward-looking statements are generally identified by words or phrases, such as “anticipate”, “are going to”, “estimate”, “plan”, “project”, “expect”, “believe”, “intend”, “foresee”, “forecast”, “will”, “may”, “should”, “outlook”, “continue”, “temporary”, “target”, “aim”, “potential”, “goal” and similar words or phrases. These statements are based on certain assumptions and estimates that we consider reasonable, but are subject to a number of risks and uncertainties, many of which are beyond our control, which could cause actual events or results (including our financial condition, results of operations, cash flows and prospects) to differ materially from such statements, including risks and uncertainties relating to:

•	uncertainties as to the timing of the strategic partnership with Kim Kardashian West (the “KKW Transaction”);

•	the risk that closing conditions for the KKW Transaction are not satisfied;

•	litigation, arbitration, including the complaint filed by Seed Beauty, LLC and MM Cosmetics, LLC against KKW Beauty, LLC, or investigations relating to the KKW Transaction;

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the Company’s ability to achieve its global business strategy, compete effectively in the beauty industry and achieve the benefits contemplated by the partnership with Kim Kardashian West within the expected time frame;

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inherent risks associated with joint ventures and partnerships, including relating to control and decision-making, compliance, financial accounting and tax considerations, transparency and customer relations;

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managerial, integration, operational, regulatory, legal and financial risks associated with acquisitions generally and the KKW Transaction specifically, including risks related to the entry into a new distribution channel, the potential for channel conflict, risks of retaining customers and key employees, difficulties of integration (or the risks associated with limiting integration), risks related to regulation of multi-level marketing business models, ability to protect trademarks and brand names, litigation or investigations by governmental authorities;

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changes in law, regulations and policies that affect the Company’s or KKW Holding, LLC’s (“KKW Holding”) business or products, including risk that direct selling laws and regulations may be modified, interpreted or enforced in a manner that results in a negative impact to the Company’s or KKW Holdings’ business model, revenue, sales force or business;

•	the impact of COVID-19, including demand for the Company’s and KKW Holdings’ products, illness, quarantines, government actions, facility closures, store closures or other restrictions in connection with the COVID-19 pandemic, and the extent and duration thereof, related impact on our ability to meet customer needs and on the ability of third parties on which the Company and KKW Holdings rely, including their suppliers, customers, contract manufacturers, distributors, contractors, commercial banks, joint- venture partners, to meet their obligations to the Company and KKW Holdings, in particular, collections from customers, the extent that government funding and reimbursement programs in connection with COVID-19 are available to the Company and KKW Holdings, and the ability to successfully implement measures to respond to such impacts;

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the Company’s ability to successfully implement its multi-year Turnaround Plan, including its management headquarters relocation, management realignment, reporting structure changes, and segment reporting changes and the expansion of such plan to further reduce the Company’s cost base, and to develop and achieve its global business strategies (including mix management, select price increases, more disciplined promotions, and foregoing low value sales), compete effectively in the beauty industry and achieve the benefits contemplated by its strategic initiatives (including revenue growth, cost control, gross margin growth and debt deleveraging) within the expected time frame or at all;

•	the timing, costs and impacts of the Strategic Review, and the amount and use of proceeds from the Strategic Review;

•	the issuance of preferred shares to KKR;

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the Company’s and KKW Holdings’ ability to anticipate, gauge and respond to market trends and consumer preferences, which may change rapidly, and the market acceptance of new products, including new products related to Kylie Jenner’s and Kim Kardashian’s existing beauty business, any relaunched or rebranded products and the anticipated costs and discounting associated with such relaunches and rebrands, and consumer receptiveness to its current and future marketing philosophy and consumer engagement activities (including digital marketing and media);

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use of estimates and assumptions in preparing the Company’s financial statements, including with regard to revenue recognition, income taxes, the assessment of goodwill, other intangible assets and long-lived assets for impairment, the market value of inventory, and the fair value of assets and liabilities associated with acquisitions or divestitures;

•	the impact of any future impairments;

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managerial, transformational, operational, regulatory, legal and financial risks, including diversion of management attention to and management of cash flows, expenses and costs associated with the Company’s and KKW Holdings’ response to COVID-19, the Turnaround Plan, the Strategic Review and any related transaction, including divestiture, the integration of the strategic partnerships with Kylie Jenner and KKW Holdings, and future strategic initiatives, and, in particular, the Company’s ability to manage and execute many initiatives simultaneously including any resulting complexity, employee attrition or diversion of resources;

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future divestitures and the impact thereof on, and future acquisitions, new licenses and joint ventures and the integration thereof with the Company’s business, operations, systems, financial data and culture and the ability to realize synergies, avoid future supply chain and other business disruptions, reduce costs (including through its cash efficiency initiatives), avoid liabilities and realize potential efficiencies and benefits (including through its restructuring initiatives) at the levels and at the costs and within the time frames contemplated or at all;

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increased competition, consolidation among retailers, shifts in consumers’ preferred distribution and marketing channels (including to digital and luxury channels), distribution and shelf-space resets or reductions, compression of go-to-market cycles, changes in product and marketing requirements by retailers, reductions in retailer inventory levels and order lead- times or changes in purchasing patterns, impact from COVID-19 on retail revenues, and other changes in the retail, e- commerce and wholesale environment in which the Company and KKW Holdings do business and sell their products and the Company’s and KKW Holdings’ ability to respond to such changes;

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the Company, its joint ventures’, business partners’ and licensors’ and KKW Holdings’ abilities to obtain, maintain and protect the intellectual property used in its and their respective businesses, protect its and their respective reputations (including those of its and their executives or influencers), public goodwill, and defend claims by third parties for infringement of intellectual property rights;

•	any change to the Company’s capital allocation and/or cash management priorities, including any change in the Company’s stock dividend reinvestment program and dividend policy;

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any unanticipated problems, liabilities or integration or other challenges associated with a past or future acquired business, joint ventures or strategic partnerships which could result in increased risk or new, unanticipated or unknown liabilities, including with respect to environmental, competition and other regulatory, compliance or legal matters;

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the Company’s and KKW Holdings’ international operations and joint ventures, including enforceability and effectiveness of their joint venture agreements and reputational, compliance, regulatory, economic and foreign political risks, including difficulties and costs associated with maintaining compliance with a broad variety of complex local and international regulations;

•	the Company’s and KKW Holdings’ dependence on certain licenses (especially in the fragrance category) and our ability to renew expiring licenses on favorable terms or at all;

•	administrative, product development and other difficulties in meeting the expected timing of market expansions, product launches and marketing efforts;

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global political and/or economic uncertainties, disruptions or major regulatory or policy changes, and/or the enforcement thereof that affect the Company’s or KKW Holdings’ business, financial performance, operations or products, including the impact of Brexit (and business or market disruption arising from a “hard Brexit”), the current U.S. administration, changes in the U.S. tax code, and recent changes and future changes in tariffs, retaliatory or trade protection measures, trade policies and other international trade regulations in the U.S., the European Union and Asia and in other regions where the Company and KKW Holdings operate;

•	currency exchange rate volatility and currency devaluation;

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the number, type, outcomes (by judgment, order or settlement) and costs of current or future legal, compliance, tax, regulatory or administrative proceedings, investigations and/or litigation, including litigation relating to the tender offer by Cottage Holdco B.V. (the “Cottage Tender Offer”);

•	the Company’s and KKW Holdings’ ability to manage seasonal factors and other variability and to anticipate future business trends and needs;

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disruptions in operations, sales and in other areas, including due to disruptions in the Company’s or KKW Holdings’ supply chain, restructurings and other business alignment activities, the move of the Company’s headquarters to Amsterdam, implementation of the Strategic Review, manufacturing or information technology systems, labor disputes, extreme weather and natural disasters, impact from COVID-19 and the impact of such disruptions on the Company’s and KKW Holdings’ ability to generate profits, stabilize or grow revenues or cash flows, comply with their contractual obligations and accurately forecast demand and supply needs and/or future results;

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restrictions imposed on the Company through their license agreements, credit facilities and senior unsecured bonds or other material contracts, their ability to generate cash flow to repay, refinance or recapitalize debt and otherwise comply with their debt instruments, and changes in the manner in which the Company finance their debt and future capital needs;

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increasing dependency on information technology, including as a result of remote working in response to COVID-19, and the Company’s ability to protect against service interruptions, data corruption, cyber-based attacks or network security breaches, costs and timing of implementation and effectiveness of any upgrades or other changes to information technology systems, and the cost of compliance or the Company’s failure to comply with any privacy or data security laws (including the European Union General Data Protection Regulation and the California Consumer Privacy Act) or to protect against theft of customer, employee and corporate sensitive information;

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the Company’s ability to attract and retain key personnel and the impact of senior management transitions and organizational structure changes, including the co-location of key business leaders and functions in Amsterdam;

•	the distribution and sale by third parties of counterfeit and/or gray market versions of the Company’s and KKW Holdings’ products;

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the impact of the Cottage Tender Offer and of the Turnaround Plan, and the Strategic Review and any related transactions, on the Company’s relationships with key customers and suppliers and certain material contracts;

•	the Company’s relationship with Cottage Holdco B.V., as the Company’s majority stockholder, and its affiliates, and any related conflicts of interest or litigation;

•	future sales of a significant number of shares by the Company’s majority stockholder or the perception that such sales could occur; and

•	other factors described elsewhere in this document and in documents that the Company files with the SEC from time to time.

When used herein, the term “includes” and “including” means, unless the context otherwise indicates, “including without limitation”. More information about potential risks and uncertainties that could affect the Company’s business and financial results is included under the heading “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2020 and other periodic reports the Company has filed and may file with the SEC from time to time.

All forward-looking statements made in this release are qualified by these cautionary statements. These forward-looking statements are made only as of the date of this release, and the Company does not undertake any obligation, other than as may be required by applicable law, to update or revise any forward-looking or cautionary statements to reflect changes in assumptions, the occurrence of events, unanticipated or otherwise, or changes in future operating results over time or otherwise.

For more information, please contact:

Investor Relations
Olga Levinzon, +1 212 389 7733 olga_levinzon@cotyinc.com

Media – for Coty
Andra Mielnicki, +33 7 76 14 69 58	Lisa Kessler, +1 917 348 3373
Andra_Mielnicki@cotyinc.com	Lisa_Kessler@cotyinc.com

Media – for Kim Kardashian West
Christy Welder, +1 212 995 2147 cwelder@fullpic.com